Exhibit 99.2

                          SECURITIES EXCHANGE AGREEMENT

     THIS SECURITIES EXCHANGE AGREEMENT is made and entered into as of January 6, 2007 (this "Agreement"), by and between DGSE Companies, Inc., a Nevada corporation (the "Company"), and Silvano DiGenova, an individual resident of the State of California ("DiGenova"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement"), by and among
Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) (together with its successors, "Superior"), the Company, DGSE Merger Corp., a Nevada corporation ("Merger Sub"), and Stanford International Bank Ltd., a corporation organized under the laws of Antigua and Barbuda (together with its successors, "SIBL"), as stockholder agent.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation, upon the terms and subject to the conditions of the Merger Agreement;

     WHEREAS, in the Merger, one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company will be converted into the right to receive shares of Common Stock of Parent (as set forth in Article III of the Merger Agreement), on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and Chapters 78 and 92A of Title 7 of the Nevada Revised Statutes (the "NPCA");

     WHEREAS, DiGenova is the holder of record of 1,905,064 shares of common stock of Superior (the "Superior Common Shares"), and the Beneficial Owner of
(1) an additional 2,200 Superior Common Shares held in his IRA, (2) 1,000 Superior Common Shares held of record by his children, and (3) 30,000 Superior Common Shares subject to outstanding Company Options; and

     WHEREAS, DiGenova desires to induce Parent and Merger Sub to consummate the Merger by exchanging 355,000 of his Superior Common Shares (the "Exchanged Shares") for a warrant, substantially in the form of Exhibit A hereto (the "Warrant"), to purchase shares of common stock, par value $0.01 per share, of the Company ("DGSE Common Shares"), all in accordance with the terms and subject to the conditions set forth herein.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto (collectively, the "Parties"), intending to be legally bound, hereby agree as follows:

     1. Exchange of Securities. On the terms and subject to the conditions set forth in this Agreement, DiGenova shall sell, convey, transfer and assign to the Company, and the Company shall purchase and accept from DiGenova, all right, title and interest in and to the Exchanged Shares, in exchange (the "Exchange") for the Warrant on the date hereof (the "Exchange Time"). Not later than three business days after the Exchange Time, (i) DiGenova shall deliver to the Company a certificate for the Exchanged Shares duly endorsed or accompanied by stock


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

powers duly endorsed in blank, with any required transfer tax stamps affixed thereto, and (ii) upon receipt thereof, the Company shall deliver to DiGenova the Warrant duly issued in the name of DiGenova. Upon the effectiveness of the Exchange at the Exchange Time, all right, title and interest to the Exchanged Shares shall vest in the Company.

     2. Representations and Warranties. Each Party represents and warrants to the other Party as follows:

         (a) Investment Purpose. Such Party is acquiring the Exchanged Shares or Warrant issuable upon the exchange of the Exchanged Shares, as the case may be, (collectively, the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

         (b) No Conflicts or Consents. The execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party will not, (i) conflict with or violate any Law or Order applicable to such Party or to which it or any of its Properties is or may be subject or affected, or (ii) result in or constitute a Breach of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Securities pursuant to, any Contract to which such Party is a party or by which such Party or any of its affiliates or Property is or may be bound or affected. The execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party will not, require any Consent of any Person.

         (c) Accredited Investor Status. Such Party is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

         (d) Reliance on Exemptions. Such Party understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the Securities Act and state securities laws and that the other Party is relying in part upon the truth and accuracy of, and such Party's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Party set forth herein in order to determine the availability of such exemptions and the eligibility of such Party to acquire the Securities.

         (e) Transfer or Resale. Such Party understands that the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned, pledged, hypothecated or transferred unless (A) subsequently registered thereunder, (B) such Party shall have delivered to the issuers of the Securities an opinion of counsel, in a form reasonably satisfactory to such issuer, to the effect that such Securities may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Party provides the issuer of the Securities with such documents and certificates as such issuer may reasonably request to demonstrate to its satisfaction that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto).

         (f) No General Solicitation. Such Party is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding any Securities published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (g) Disclosure of Information. Such Party believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities being acquired by it hereunder. Such Party has had an opportunity to ask questions and receive answers from the issuer of such Securities regarding the business, properties, prospects and financial condition of such issuer.

         (h) Adequate Information. Such Party is aware of business affairs and financial condition of the issuer of the Securities, and has acquired information about such issuer sufficient to reach an informed and knowledgeable decision to acquire the Securities.

         (i) Sophistication and Experience. Such Party, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment.

         (j) Ability to Bear Risk. Such Party is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

         (k) Relationship. Such Party either has a preexisting personal or business relationship with the issuer of the Securities or any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisers who are unaffiliated with and who are not compensated by such issuer or any affiliate or selling agent of such issuer, directly or indirectly, has the capacity to protect its own interests in connection with the acquisition of the Securities.

         (l) Legend. Such Party understands that the Securities shall bear a restrictive legend in substantially the following form:

         NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE NOR THE SECURITIES FOR WHICH THESE SECURITIES MAY BE EXERCISED (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE (THE "SECURITIES LAWS"). THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (1) REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL AND/OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

     3. Company Representations. The Company agrees, represents and warrants to DiGenova as follows:

         (a) Valid Issuance. The Warrant, and the shares of share of common stock, par value $0.01 per share, of the Company (the "Common Stock") issuable upon exercise of the Warrant, (the "Shares") have been duly authorized and, when issued and paid for in accordance with this Agreement and the Warrant, as applicable, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Warrant in order to issue the full number of shares of Common Stock as may become issuable in accordance with the Warrant.

     4. DiGenova Representations. DiGenova agrees, represents and warrants to the Company as follows:

         (a) Warrant Representations. DiGenova has read and fully understood the Warrant, including the representations and warranties being made by the "Holder" (as defined in the Warrant) in Section 10.3 of the Warrant, and hereby makes such representations and warranties to the Company. Without limiting the generality of the foregoing, DiGenova represents and warrants that he (i) has read and fully understood the Warrant and the Merger Agreement, and the implications and consequences thereof; (ii) understands that in the event the Merger is not consummated by the Expiration Date (as defined in the Warrant), the Warrant shall expire without having ever become exercisable, and (iii) has been represented in the preparation, negotiation, and execution of the Warrant by legal counsel and tax advisers of his own choice, or has made a voluntary and informed decision to decline to seek such counsel or advice.

         (b) Certain Warrant Provisions. DiGenova acknowledges the terms and provisions of Section 6 of the Warrant, pursuant to which the DGSE Common Shares to be issued upon the exercise of the Warrant are made subject to the escrow provisions of the Merger Agreement, and Section 9 of the Warrant, pursuant to which the Warrant may not be Transferred except pursuant to the laws of descent and distribution.

         (c) Title to Shares. DiGenova is the beneficial owner and record holder of the Exchanged Shares, free and clear of any Encumbrance, and has the full right, power and authority to transfer the Exchanged Shares to the Company pursuant to this Agreement.

         (d) Securities Held. After giving effect to the repayment of "DiGenova Note" (as defined in that certain Termination and Release Agreement, made and entered into as of the date hereof, by and among the Company, Merger Sub, Superior, DiGenova, Sanford, SFG and Stanford Venture Capital Holdings) and the conversion of DiGenova's 400,000 shares of the Company's Series B $1.00 Convertible Preferred Stock pursuant to that certain Conversion Agreement, made and entered into as of the date hereof, by and between Superior and DiGenova, DiGenova (1) will be the Beneficial Owner or record holder of (A) 1,905,064 Superior Common Shares held of record in his name, (B) 2,200 Superior Common Shares held in his IRA, (C) 1,000 Superior Common Shares held of record by his children, and (D) Company Options to acquire, in the aggregate, 30,000 Superior Common Shares, and (2) will not Beneficially Own or own of record any Securities of the Company other than the Superior Common Shares and the Company Options specifically set forth in Section 4(d)(1).

         (e) California Qualification. DIGENOVA UNDERSTANDS THAT THE SALE OF THE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR THE SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT EXPRESSLY ARE CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         (f) Residence of Transferee. The Person identified in Schedule 6 is not a resident of, and does not have a residence in, the State of California.

     5. Escrow Provisions. DiGenova acknowledges that the Shares to be issued upon the exercise of the Warrant shall be subject to the escrow provisions of the Merger Agreement and the Escrow Agreement. DiGenova acknowledges and agrees that, upon any exercise of the Warrant, DGSE will deliver 15% of the Shares for which the Warrant is exercised (collectively, the "Escrow Shares") to the Escrow Agent for deposit into the Escrow Account established with the Escrow Agent under the Escrow Agreement for the purpose of securing the indemnification obligations (including DiGenova's indemnification obligations) set forth in
Article VIII of the Merger Agreement, all as contemplated by, and subject to the terms and conditions of, Section 3.14 and Article VIII of the Merger Agreement and the Escrow Agreement. DiGenova further acknowledges and agrees that the Escrow Shares shall be subject to all of the applicable terms and provisions of the Merger Agreement and Escrow Agreement, including the terms and conditions relating to the release thereof and the use thereof as security to satisfy the claims of the Indemnified Parties. DiGenova (i) irrevocably appoints and constitutes the Stockholder Agent from time to time as his exclusive agent, attorney-in-fact and representative in relation to or in connection with the afore-referenced provisions of the Merger Agreement and the Escrow Agreement and the transactions contemplated thereby, (ii) consents to and authorizes the Stockholder Agent to take or omit to take any and all actions and to make or omit to make any and all decisions required or permitted to be taken by it under the Merger Agreement or the Escrow Agreement, and (iii) consents to and approves the terms and provisions of the Escrow Agreement.

     6. Transfer of Exchanged Shares.

         (a) The Company hereby covenants and agrees not to, directly or indirectly, sell, offer, contract to sell, pledge, transfer the economic risk of ownership, enter into any Commitment for, or make any short sale, pledge or otherwise transfer, any Exchanged Shares prior to the earlier to occur of the termination or exercise of the Warrant, except (i) a transfer to an Affiliate of the Company which agrees to be bound by the provisions of this Section 6 as if it were the Company hereunder, or (ii) in connection with the acquisition by one or more Persons, directly or indirectly, pursuant to a tender offer, exchange offer, merger, reorganization, consolidation or other business combination, sale of assets, bulk transfer or other transaction, of all or substantially all of the assets or Common Stock of the Company.

         (b) If the Warrant expires or otherwise terminates without having been exercised, in whole or in part, the Company shall promptly assign and deliver (without recourse, representation or warranty) the Exchanged Shares to the Person identified in Schedule 6. Upon such delivery, the Warrant shall immediately be cancelled and be of no further force or effect.

     7. Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Texas applicable to contracts negotiated, executed and to be performed entirely within such State. All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any federal or state court of competent subject matter jurisdiction sitting in Dallas County, Texas.

     8. Construction. The rules of construction specified in Section 1.3 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     9. Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument.

     11. Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile, email or similar electronic or digital transmission pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     12. Notices. All notices, requests, instructions or other documents to be given or delivered under this Agreement shall be given in the manner, with the effect and to the address, email address or fax number to be used for such Party as provided in Section 10.1 of the Merger Agreement; provided that the initial address, email address and fax number for DiGenova shall be as follows:

         Silvano DiGenova
         32001 S. Coast Highway
         Laguna Beach, California  92651
         Facsimile:
         Email:  [omitted]

     13. Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof.

     14. Amendment; Waiver. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Party against which enforcement of the same is sought and by Parent. This Agreement may be amended only by a writing executed by all Parties and by Parent.

     15. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

     16. Specific Performance; Injunctive Relief. Each of the Parties acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other parties hereto, and that money damages would be an inadequate remedy therefor. Accordingly, each of the Parties agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any Action instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such Party may be entitled, at law or in equity.

     17. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the Parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

     18. Further Assurances. At any time, and from time to time, after the effective date, each Party will execute such additional instruments and take such action as may be reasonably requested by any other Party to confirm or perfect title to any property interests transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     19. Third-Party Beneficiaries. This Agreement is made solely for the benefit of the Parties and Parent, and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

     20. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties. Each of the Parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement, the Merger Agreement and the Escrow Agreement, and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       DGSE COMPANIES, INC.


                                       By:  /s/ Dr. L.S. Smith
                                          --------------------------------------
                                          Dr. L.S. Smith
                                          Chairman and Chief Executive Officer


                                       SILVANO DIGENOVA

                                       -----------------------------------------

                                                                       EXHIBIT A

                                 FORM OF WARRANT

                                   (Attached)

                                                                      SCHEDULE 6

                         TRANSFEREE OF EXCHANGED SHARES

[ OMITTED ]